CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE FULL MATURITY FIXED INCOME FUND
Institutional Class (AHFMX)
Class N (AHAFX)

Supplement dated November 15, 2013, to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information

Effective after the close of business on November 15, 2013, Baird Advisors (“Baird”) and Boyd Watterson Asset Management, LLC (“Boyd Watterson”) no longer serve as sub-advisers for the City National Rochdale Full Maturity Fixed Income Fund (the “Fund”).  The portions of the Fund previously managed by Baird and Boyd Watterson are now managed by City National Rochdale, LLC, and William C. Miller, Jr. and Paul C. Single will be primarily responsible for the day-to-day management of the Fund.  All references to Baird and Boyd Watterson as sub-advisers, and Daniel A. Tranchita, Gary A. Elfe and Justin C. Waggoner as portfolio managers, to the Fund are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SK-032-0100